Harbor International Growth Fund

The following information regarding Baillie Gifford Overseas Limited (“Baillie Gifford”), the subadviser for Harbor International Growth Fund, has changed:

Effective November 30, 2014, Moritz Sitte, Sophie Earnshaw and Tom Walsh will join Gerard Callahan, Iain Campbell and Joe Faraday as members of Baillie Gifford’s Portfolio Construction Group. The Portfolio Construction Group has responsibility for making investment decisions for the Harbor International Growth Fund using a team based approach. Paul Faulkner, currently a member of the Portfolio Construction Group, will be departing Baillie Gifford by December 1, 2014 and therefore will no longer have any responsibility for managing the Harbor International Growth Fund following his departure.

Mr. Sitte and Ms. Earnshaw are Portfolio Managers at Baillie Gifford and have been associated with Baillie Gifford since 2010. Mr. Walsh is a Portfolio Manager at Baillie Gifford and has been associated with Baillie Gifford since 2009.

All references in this Prospectus to Mr. Faulkner as a member of the Portfolio Construction Group and a portfolio manager for Harbor International Growth Fund shall be removed effective December 1, 2014.

November 28, 2014

Harbor Global Growth Fund

The following information regarding Marsico Capital Management, LLC, the subadviser for Harbor Global Growth Fund, has changed:

Effective August 22, 2014, Thomas Marsico of Marsico Capital Management, LLC serves as the sole portfolio manager to Harbor Global Growth Fund. Mr. Marsico had previously served as a co-portfolio manager to Harbor Global Growth Fund since its inception in 2009.

All references in this Prospectus to James Gendelman, formerly a co-portfolio manager to Harbor Global Growth Fund with Mr. Marsico, are hereby removed.

August 22, 2014

Harbor International Fund

The following information regarding Northern Cross, LLC, the subadviser for Harbor International Fund, has changed:

Effective June 30, 2014, Edward E. Wendell, Jr., one of the four co-portfolio managers for Harbor International Fund, stepped down from his investment responsibilities with the Fund and will be retiring from Northern Cross, LLC at the end of 2014. Howard Appleby, CFA, Jean-Francois Ducrest and James LaTorre, CFA, continue to serve as co-portfolio managers for the Fund using the same team-based approach with each portfolio manager having equal responsibility to contributing investment ideas and research regarding the Fund’s portfolio.

Accordingly, all references to Mr. Wendell in this prospectus are hereby removed.

July 1, 2014

Investors Should Retain This Supplement For Future Reference

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